QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

SLM FUNDING LLC

formerly known as SALLIE MAE FUNDING CORPORATION and SLM FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1995-1,
the Sallie Mae Student Loan Trust 1996-1,
the SLM Student Loan Trust 1996-2,
the SLM Student Loan Trust 1996-3,
the SLM Student Loan Trust 1996-4,
the SLM Student Loan Trust 1997-1,
the SLM Student Loan Trust 1997-2,
the SLM Student Loan Trust 1997-3,
the SLM Student Loan Trust 1997-4,
the SLM Student Loan Trust 1998-1,
the SLM Student Loan Trust 1998-2,
the SLM Student Loan Trust 1999-1,
the SLM Student Loan Trust 1999-2,
the SLM Student Loan Trust 1999-3,
the SLM Student Loan Trust 2000-1,
the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2003-8; and
the SLM Student Loan Trust 2003-9.
Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	23-2815650

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

11600 Sallie Mae Drive
Reston, Virginia 20193

(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 810-6300

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

        On September 15, 2003,

  •
  the SLM Student Loan Trust 2002-4 made its fifth;

  •
  the SLM Student Loan Trust 2002-5 and the SLM Student Loan Trust 2002-6 made their fourth;

  •
  the SLM Student Loan Trust 2002-7, the SLM Student Loan Trust 2002-8 and the SLM Student Loan Trust 2003-1 made their third;

  •
  the SLM Student Loan Trust 2003-2, the SLM Student Loan Trust 2003-3 and the SLM Student Loan Trust 2003-4 made their second; and

  •
  the SLM Student Loan Trust 2003-5, the SLM Student Loan Trust 2003-6, the SLM Student Loan Trust 2003-7 and the SLM Student Loan Trust 2003-8 made their first;

regular quarterly distributions of funds to holders of their respective Student Loan-Backed Notes. Each trust also distributed its respective Quarterly Servicing Reports dated as of August 30, 2003 to its Noteholders and Certificateholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended August 30, 2003 as an Exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2003

SLM FUNDING LLC

By:	/s/ MARK L. HELEEN Name: Mark L. Heleen Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3

QuickLinks

  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBIT